TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Managers                                          5
   Financial Information:
      Statement of Assets and Liabilities                             8
      Portfolio of Investments in Securities                          9
      Notes to Portfolio of Investments in Securities                14
      Statement of Operations                                        15
      Statements of Changes in Net Assets                            16
      Notes to Financial Statements                                  17
=======================================================================

                              Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)                      8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.

                            MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure." --

                                                 May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                               INVESTMENT REVIEW

INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

                                                        5/31/96       11/30/96
        Net Assets................................   $12.2 MILLION $13.6 MILLION
        Net Asset Value Per Share.................      $10.06         $10.94

        Average Annual Total Returns as of 11/30/96

        May 31, 1996 to November 30, 1996...............................11.85%+
        1 Year.......................................................... 7.80%
        Since inception on September 1, 1995............................12.08%

        + Total returns for periods of less than one year are not annualized.
          This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 9/1/95 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Strategy Fund - $11,546, Lehman Brothers Aggregate Bond Index - $11,012 and the Lipper General Bond Funds Average - $11,267.]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, an independent organization that monitors the
performance  of  mutual  funds.  The  graph  compares  a  $10,000   hypothetical
investment in the USAA Income Strategy Fund to the Index and the Lipper Average.
Note: Previously, the Fund was compared to the Lipper Fixed Income Average. As of 10/23/96, Lipper no longer calculates this average.

Total return equals income yield plus share price change and assumes reinvest-ment of all dividends and capital gain distributions. No adjustment has
been made for taxes payable by shareholders   on  their   reinvested   income
dividends   and  capital   gain distributions.  The performance  data quoted
represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

MESSAGE FROM THE MANAGERS

[Photograph of John W. Saunders, Jr., Pamela K. Bledsoe and R. David Ullom appears here]

Fund Overview

Record highs in the stock market were a topic of discussion in our first semiannual report a year ago and again in the annual report last May. Little did we expect to see spectacular new highs once more in this reporting period! In this stock market euphoria of 1996, the rather dismal performance of the bond market has been disappointing to holders of fixed-income securities. However, having a segment of the Fund in common stocks mitigated the declines in the Fund's bond values early in this reporting period.

The Fund's portfolio investment categories have been rebalanced within their respective ranges. Current portfolio mix as of November 30, 1996, was 75.7% bonds and 22.9% stocks.

Bonds

In contrast to the strong stock market, the bond market fell sharply in the first half of 1996. From December 31, 1995, until June 12, 1996, the 30-year Treasury Bond,(1) a standard measure of the bond market, had a total return of -14.30%. By November 30, 1996, it had recouped much of that loss.

As discussed in the May annual report, economic reports have impacted both interest rates and bond prices in a highly volatile manner. However, recent reports have been more positive for bonds. Inflation has remained stable. In fact, we are about to complete the sixth year of 3% or less increase in the Consumer Price Index. There is indication that the economy may be slowing. These factors, plus the Federal Reserve's steady course on interest rates, have prompted the firming in bond prices. We continue to concentrate on pursuing a high level of interest income.

Stocks

The last six months proved to be lucrative for the stock market. During this period, the S&P 500 Index(2) appreciated over 13%. Most of the reported rise was in the month of November alone. We have continued to adhere to our strategy of purchasing stocks that meet our criteria for value. Such
criteria  include comparisons   to  the   S&P  500  of   price-to-earnings,
price-to-cash-flows, price-to-book-value ratios, and dividend yields.

Contributors to performance in the Fund's stock allocation included holdings in Household Products (Procter & Gamble and Sunbeam*), Energy (Schlumberger, Apache Corp., Texaco and Gulf Canada Resources), Property & Casualty Insurance (Allstate,* American International Group and Everest Reinsurance Holdings), Natural Gas Distributors (NICOR and Sonat), and Aerospace (Boeing and B.F. Goodrich).

Although the Fund's investments in the telephone industry proved to be a drag on performance during the same period, our investments in this group continue to meet our value criteria. In particular, these companies should continue to generate earnings, cash flow, and dividend growth. Likewise, the Fund's chemical investments represent attractive values as they offer above-average yields.

* Sold out prior to end of reporting period.

1)Treasury bonds are non-callable, extremely liquid, and settle on a cash basis. You can buy and pay for them or sell and receive payment for them on the same day.

2)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Money Market Instruments

With the Fund's emphasis on income, this investment category is used for the temporary investment of cash prior to more permanent investments in bonds and stocks. It can also serve as a liquidity reserve when needed. Investments are made in the highest quality money market instruments, usually U. S. Government Agencies' obligations.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 for the USAA Income Strategy Fund to be: Stocks - 22.9% and Bonds -75.7%.]

Top 5 Equity Holdings
  (% of Net Assets)

Boeing                     .7
B.F. Goodrich              .7
Kimberly-Clark             .6
WMX Technologies           .5
Associates First Capital   .5

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Income Strategy Fund


Statement of Assets and Liabilities
(In Thousands)

November 30, 1996
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $12,787)                     $ 13,446
   Cash                                                                                               9
   Receivables:
      Capital shares sold                                                                             7
      Dividends and interest                                                                        201
-------------------------------------------------------------------------------------------------------
         Total assets                                                                            13,663
-------------------------------------------------------------------------------------------------------
Liabilities
   Capital shares redeemed                                                                            1
   USAA Investment Management Company                                                                 6
   USAA Transfer Agency Company                                                                       2
   Accounts payable and accrued expenses                                                             21
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                                           30
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                                $ 13,633
=======================================================================================================
Represented by:
   Paid-in capital                                                                             $ 12,818
   Accumulated undistributed net investment income                                                  115
   Accumulated net realized gain on investments                                                      41
   Net unrealized appreciation of investments                                                       659
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                                $ 13,633
=======================================================================================================
Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                1,246
=======================================================================================================
   Net asset value, redemption price, and offering price per share                             $  10.94
=======================================================================================================

See accompanying notes to financial statements.



Income Strategy Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

                                                                                                Market
     Number                                                                                      Value
    of Shares                                   Security                                         (000)
    ---------                                   --------                                         -----
                                 Stocks (22.9%)
               Aerospace/Defense (1.7%)
        2,100  B.F. Goodrich Co.                                                               $     94
        1,000  Boeing Co.                                                                            99
          600  Rockwell International Corp.                                                          39
-------------------------------------------------------------------------------------------------------
                                                                                                    232
-------------------------------------------------------------------------------------------------------
               Aluminum (0.5%)
        1,000  Aluminum Co. of America                                                               64
-------------------------------------------------------------------------------------------------------
               Auto Parts (0.3%)
        1,400  Lear Corp.*                                                                           50
-------------------------------------------------------------------------------------------------------
               Automobiles (0.3%)
        1,400  Ford Motor Co.                                                                        46
-------------------------------------------------------------------------------------------------------
               Bank Holding Companies - Major Regional (0.4%)
        1,400  PNC Bank Corp.                                                                        55
-------------------------------------------------------------------------------------------------------
               Bank Holding Companies - Money Center (0.4%)
          700  Bankers Trust New York Corp.                                                          61
-------------------------------------------------------------------------------------------------------
               Brokerage Firms (0.4%)
          800  Dean Witter, Discover & Co.                                                           55
-------------------------------------------------------------------------------------------------------
               Chemicals (0.6%)
          200  Avery Dennison Corp.                                                                  14
          800  Dow Chemical Co.                                                                      67
-------------------------------------------------------------------------------------------------------
                                                                                                     81
-------------------------------------------------------------------------------------------------------
               Chemicals - Specialty (0.1%)
          264  Millenium Chemicals, Inc.                                                              5
-------------------------------------------------------------------------------------------------------
               Communication - Equipment Manufacturers (0.5%)
        1,262  Lucent Technologies, Inc.                                                             65
-------------------------------------------------------------------------------------------------------
               Containers - Metals & Glass (0.3%)
        1,600  Ball Corp.                                                                            39
-------------------------------------------------------------------------------------------------------
               Distribution & Pipelines (0.9%)
        1,400  NICOR, Inc.                                                                           52
        1,300  Sonat, Inc.                                                                           67
-------------------------------------------------------------------------------------------------------
                                                                                                    119
-------------------------------------------------------------------------------------------------------
               Electric Power (0.7%)
        1,600  Houston Industries, Inc.                                                              35
        2,300  Pacific Gas & Electric Co.                                                            56
-------------------------------------------------------------------------------------------------------
                                                                                                     91
-------------------------------------------------------------------------------------------------------
               Electronics - Semiconductors (0.9%)
        1,400  Applied Materials, Inc.*                                                              54
        1,600  National Semiconductor Corp.*                                                         39
        1,700  Silicon Valley Group, Inc.*                                                           36
-------------------------------------------------------------------------------------------------------
                                                                                                    129
-------------------------------------------------------------------------------------------------------
               Finance - Consumer (0.5%)
        1,400  Associates First Capital Corp.                                                        68
-------------------------------------------------------------------------------------------------------
               Foods (0.3%)
        1,700  Dean Foods Co.                                                                        47
-------------------------------------------------------------------------------------------------------
               Healthcare - HMOs (0.3%)
        2,500  Humana, Inc.*                                                                         47
-------------------------------------------------------------------------------------------------------
               Heavy Duty Trucks & Parts (0.4%)
        1,500  Trinova Corp.                                                                         55
-------------------------------------------------------------------------------------------------------
               Household Products (0.4%)
          500  Procter & Gamble Co.                                                                  54
-------------------------------------------------------------------------------------------------------
               Insurance - Multi-Line Companies (0.4%)
          800  Aetna, Inc.                                                                           58
-------------------------------------------------------------------------------------------------------
               Insurance - Property/Casualty (1.0%)
          450  American International Group, Inc.                                                    52
        1,900  Everest Reinsurance Holdings, Inc.                                                    53
        1,900  Highlands Insurance Group, Inc.*                                                      37
-------------------------------------------------------------------------------------------------------
                                                                                                    142
-------------------------------------------------------------------------------------------------------
               Leisure Time (0.4%)
        1,900  Brunswick Corp.                                                                       48
-------------------------------------------------------------------------------------------------------
               Machinery - Diversified (0.7%)
        2,700  BW/IP, Inc.                                                                           41
        1,200  Deere & Co.                                                                           54
-------------------------------------------------------------------------------------------------------
                                                                                                     95
-------------------------------------------------------------------------------------------------------
               Manufacturing - Diversified Industries (0.4%)
        1,300  Hillenbrand Industries, Inc.                                                          48
-------------------------------------------------------------------------------------------------------
               Metals - Miscellaneous (0.6%)
        1,200  Inco Ltd.                                                                             42
        1,200  Titanium Metals Corp.*                                                                40
-------------------------------------------------------------------------------------------------------
                                                                                                     82
-------------------------------------------------------------------------------------------------------
               Office Equipment & Supplies (0.3%)
          800  Xerox Corp.                                                                           39
-------------------------------------------------------------------------------------------------------
               Oil - Domestic (0.4%)
        2,000  Occidental Petroleum Corp.                                                            48
-------------------------------------------------------------------------------------------------------
               Oil - Exploration & Production (0.8%)
        1,700  Apache Corp.                                                                          62
        8,000  Gulf Canada Resources, Ltd.*                                                          52
-------------------------------------------------------------------------------------------------------
                                                                                                    114
-------------------------------------------------------------------------------------------------------
               Oil - International (0.4%)
          600  Texaco, Inc.                                                                          59
-------------------------------------------------------------------------------------------------------
               Oil Well Equipment & Service (0.5%)
          600  Schlumberger Ltd.                                                                     62
-------------------------------------------------------------------------------------------------------
               Paper & Forest Products (1.4%)
        4,100  Jefferson Smurfit Corp.*                                                              56
          800  Kimberly-Clark Corp.                                                                  78
        1,200  Weyerhaeuser Co.                                                                      55
-------------------------------------------------------------------------------------------------------
                                                                                                    189
-------------------------------------------------------------------------------------------------------
               Pollution Control (0.5%)
        1,900  WMX Technologies, Inc.                                                                68
-------------------------------------------------------------------------------------------------------
               Publishing (0.8%)
        1,200  American Greetings Corp.                                                              34
        1,400  Dun & Bradstreet Corp.                                                                32
          900  Houghton Mifflin Co.                                                                  47
-------------------------------------------------------------------------------------------------------
                                                                                                    113
-------------------------------------------------------------------------------------------------------
               Railroads (0.5%)
          700  Norfolk Southern Corp.                                                                63
-------------------------------------------------------------------------------------------------------
               Real Estate Investment Trusts (0.6%)
        1,200  Kimco Realty Corp.                                                                    35
        2,100  Public Storage, Inc.                                                                  53
-------------------------------------------------------------------------------------------------------
                                                                                                     88
-------------------------------------------------------------------------------------------------------
               Retail - General Merchandising (0.7%)
        1,000  J.C. Penney Company, Inc.                                                             54
          800  Sears, Roebuck & Co.                                                                  40
-------------------------------------------------------------------------------------------------------
                                                                                                     94
-------------------------------------------------------------------------------------------------------
               Retail - Specialty (0.3%)
        2,800  Phillips-Van Heusen Corp.                                                             36
-------------------------------------------------------------------------------------------------------
               Savings & Loan Holding Companies (0.4%)
        1,800  Great Western Financial Corp.                                                         56
-------------------------------------------------------------------------------------------------------
               Specialty Printing (0.1%)
          500  Deluxe Corp.                                                                          16
-------------------------------------------------------------------------------------------------------
               Telephones (1.1%)
        1,000  AT&T                                                                                  39
        1,300  GTE Corp.                                                                             59
        1,100  Sprint Corp.                                                                          46
-------------------------------------------------------------------------------------------------------
                                                                                                    144
-------------------------------------------------------------------------------------------------------
               Tobacco (0.7%)
        1,300  RJR Nabisco Holdings Corp.                                                            41
        1,900  Universal Corp.                                                                       55
-------------------------------------------------------------------------------------------------------
                                                                                                     96
-------------------------------------------------------------------------------------------------------
               Total common stocks (cost: $2,578)                                                 3,121
-------------------------------------------------------------------------------------------------------
                                  Bonds (75.7%)
    Principal                                                                                    Market
     Amount                                                                                       Value
     (000)                Security                              Rate           Maturity           (000)
     -----                --------                              ----           --------           -----

 $        100  Government National Mortgage Association         7.50%          8/15/26         $    102
        8,450  U.S. Treasury Bonds                              7.88           2/15/21            9,881
          335  U.S. Treasury Bonds                              6.50          11/15/26              342
-------------------------------------------------------------------------------------------------------
               Total bonds (cost: $10,209)                                                       10,325
-------------------------------------------------------------------------------------------------------
               Total investments (cost: $12,787)                                               $ 13,446
=======================================================================================================


 *Non-income producing.


Income Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 0.7% of net assets at November 30, 1996.


See accompanying notes to financial statements.

Income Strategy Fund
Statement of Operations
(in Thousands)

Six-month period ended November 30, 1996
(Unaudited)


Net investment income:
     Income:
          Dividends                                     $    33
          Interest                                          333
                                                        -------
               Total income                                 366
                                                        -------
     Expenses:
          Management fees                                    32
          Transfer agent's fees                               8
          Custodian's fees                                   25
          Postage                                             2
          Shareholder reporting fees                          1
          Trustees' fees                                      2
          Registration fees                                   4
          Audit fees                                         12
          Legal fees                                          2
          Other                                               1
                                                        -------
               Total expenses before reimbursement           89
Expenses reimbursed                                         (26)
                                                        -------
               Total expenses after reimbursement            63
                                                        -------
                    Net investment income                   303
                                                        -------
Net realized and unrealized gain on investments:
          Net realized gain on investments                   92
          Change in net unrealized appreciation/
                         depreciation of investments      1,063
                                                        -------
                    Net realized and unrealized gain      1,155
                                                        -------
Increase in net assets resulting from operations       $  1,458
                                                        =======


See accompanying notes to financial statements.

Income Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1996
and Nine-month period ended May 31, 1996
(Unaudited)
                                             11/30/96            5/31/96*

From operations:
     Net investment income                   $    303            $    324
     Net realized gain on investments              92                  42
     Change in net unrealized appreciation/
           depreciation of investments          1,063                (404)
                                             --------            --------
          Increase (decrease) in net assets
            resulting from operations           1,458                 (38)
                                             --------            --------
Distributions to shareholders from:
     Net investment income                       (297)               (215)
                                             --------            --------
     Net realized gains                           (58)                (35)
                                             --------            --------
From capital share transactions:
     Proceeds from shares sold                  1,634              17,119
     Shares issued for dividends reinvested       197                 132
     Cost of shares redeemed                   (1,474)             (4,790)
                                             --------            --------
          Increase in net assets from
                capital share transactions        357              12,461
                                             --------            --------
Net increase in net assets                      1,460              12,173
Net assets:
     Beginning of period                       12,173                   -
                                             --------            --------
     End of period                           $ 13,633            $ 12,173
                                             ========            ========

Undistributed net investment income
    included in net assets:
     Beginning of period                     $    109            $      -
                                             ========            ========
     End of period                           $    115            $    109
                                             ========            ========
Change in shares outstanding:
     Shares sold                                  161               1,658
     Shares issued for dividends reinvested        19                  13
     Shares redeemed                             (144)               (461)
                                             --------            --------
          Increase in shares outstanding           36               1,210
                                             ========            ========

* Fund commenced operations September 1, 1995.


See accompanying notes to financial statements.

Income Strategy Fund
Notes to Financial Statements

November 30, 1996
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available.
The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)  Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $1,850,118 and $1,011,607, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $680,646 and $21,166, respectively.

(5)  Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.

(6)  Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1996, the Association and its affiliates owned 502,387 shares (40.3%) of the Fund.


(7)  Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                  Six-month          Nine-month
                                Period Ended        Period Ended
                                November 30,           May 31,
                                    1996                1996*
                                    ----                ----
Net asset value at
     beginning of period         $    10.06          $    10.00
Net investment income                   .24                 .39(b)
Net realized and
     unrealized gain (loss)             .93                (.06)
Distributions from net
     investment income                 (.24)               (.22)
Distributions of realized
     capital gains                     (.05)               (.05)
                                 ----------          ----------
Net asset value at
     end of period               $    10.94          $    10.06
                                 ==========          ==========
Total return (%) **                   11.85                3.23
Net assets at end
     of period (000)             $   13,633          $   12,173
Ratio of expenses to
     average net assets (%)            1.00(a)(c)          1.00(a)(c)
Ratio of net investment
     income to average
     net assets (%)                    4.76(a)(c)          4.71(a)(c)
Portfolio turnover (%)                 8.15               78.60
Average commission
     rate paid per share+        $    .0482          $    .0496

     *    Fund commenced operations September 1, 1995.
     ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
     + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
     (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
     (b)  Calculated using weighted average shares.

     (c) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                 Six-month      Nine-month
                               Period Ended    Period Ended
                               November 30,        May 31,
                                   1996            1996*
                                   ----            ----
Ratio of expenses to
     average net assets (%)       1.40(a)          1.78(a)
Ratio of net investment
     income to average
     net assets (%)               4.36(a)          3.93(a)